EXHIBIT 32

                            CERTIFICATION  PURSUANT  TO
                     RULE  15d-14(b)  and  18  U.S.C.  Sec.1350,
                             AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the Quarterly Report of ProCoreGroup Inc.(the "Company") on Form 10-QSBfor the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dr. Bashiruddin Usama, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 14, 2004


/s/  Dr. Bashiruddin Usama


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